                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-3 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1996 to July 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of August, 1996.

                                   GREEN TREE FINANCIAL CORP.



                                   BY: /s/Phyllis A. Knight
                                       ---------------------------
                                       Phyllis A. Knight
                                       Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996

                              CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 8/15/96

                                                  Total $      Per $1,000
                                                  Amount        Original
                                                -----------   -------------
Class A Certificates
- --------------------
(1a) Amount available (including Monthly
     Servicing Fee)                           $5,759,733.00

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                         0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                      5,759,733.00

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.05%)         6.05%
          b. Class A-1 Interest                  228,421.49      4.47885275
          c. Class A-2 Remittance Rate(6.45%)         6.45%
          d. Class A-2 Interest                  306,375.00      5.37500000
          e. Class A-3 Remittance Rate(6.70%)         6.70%
          f. Class A-3 Interest                  251,250.00      5.58333333
          g. Class A-4 Remittance Rate(7.10%)         7.10%
          h. Class A-4 Interest                  207,083.33      5.91666657
          i. Class A-5 Remittance Rate(7.35%)         7.35%
          j. Class A-5 Interest                  287,875.00      6.12500000
          k. Class A-6 Remittance Rate(7.85%,
             unless Weighted Average Contract
             rate is below (7.85%)                    7.85%
          i. Class A-6 Interest                  481,793.75      6.54166667

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                  .00             .00

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1996
                                     Page 2

                                   CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                                   TRUST ACCOUNT #80-4135900
                                   REMITTANCE DATE: 8/15/96


     (4)  Remaining:
          a. Unpaid Class A Interest
          Shortfall                                     .00            .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                              2,793,663.03            N/A
          a. Scheduled Principal                 489,170.94            N/A
          b. Principal Prepayments             1,445,377.01            N/A
          c. Liquidated Contracts                 50,677.76            N/A
          d. Repurchases                         808,437.72            N/A

     (6)  Pool Scheduled Principal
           Balance                           363,391,889.58   977.17826294
    (6a)   Pool Factor                            .97717826

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                          .00

     (8)  Class A Percentage for such Remittance
          Date                                       91.87%

     (9)  Class A Percentage for the following
           Remittance Date                           91.81%

    (10)  Class A Principal Distribution:
          a. Class A-1                         2,793,663.03    54.77770647
          b. Class A-2                                  .00            .00
          c. Class A-3                                  .00            .00
          d. Class A-4                                  .00            .00
          e. Class A-5                                  .00            .00
          f. Class A-6                                  .00            .00

    (11)  Class A-1 Principal Balance         42,513,079.58   833.58979569
   (11a)  Class A-1 Pool Factor                   .83358980

    (12)  Class A-2 Principal Balance         57,000,000.00   1000.0000000
   (12a)  Class A-2 Pool Factor                  1.00000000

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 3

                              CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 8/15/96

(13)Class A-3 Principal Balance          45,000,000.00    1000.0000000
(13a)Class A-3 Pool Factor                  1.00000000

(14)Class A-4 Principal Balance          35,000,000.00    1000.0000000
(14a)    Class A-4 Pool Factor              1.00000000

(15)     Class A-5 Principal Balance     47,000,000.00    1000.0000000
(15a)    Class A-5 Pool Factor              1.00000000

(16)Class A-6 Principal Balance          73,650,000.00    1000.0000000
(16a)Class A-6 Pool Factor                  1.00000000

(17)Unpaid Class A Principal Shortfall
    (if any) following current Remittance
    Date                                           .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

(18)     31-59 days                       2,378,928.31              82

(19)     60 days or more                    867,130.92              29

(20)     Current Month Repossessions        227,231.81               7

(21)     Repossession Inventory             246,509.08               8

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current
          Remittance Date                                         .24%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 4

                              CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 8/15/96

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                             .11%

(23) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current
          Remittance Date                                          .65%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                             .43%

(24) Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from April 1, 2000 to
          March 31, 2001, 6.5% from April 1, 2001 to March 31,
          2002, 8.5% from April 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                       0%

(25) Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance Date         0

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                      0%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 5

                              CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 8/15/96

(26) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                         17.27%

(27) Class B Principal Balance Test

     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                  .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 12.00%                           8.13%

                                                  Total $       Per $1,000
                                                  Amount         Original
                                                -----------   --------------
  CLASS M1 CERTIFICATES
  ---------------------
(28)   Amount available (including Monthly
       Servicing Fee)                          1,203,271.39

A.     Interest
(29)   Aggregate interest
       a.   Class M-1 Remittance Rate (7.70%,
             unless Weighted Average Contract
             Rate is below 7.70%)                     7.70%
       b.   Class M-1 Interest                   214,765.83       6.41666657

(30)   Amount applied to Class M-1 Interest
        Deficiency Amount                               .00                0

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 6

                              CUSIP#'S  393505-MG4
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 8/15/96

                                                 Total $       Per $1,000
                                                 Amount         Original
                                               -----------   --------------
     (31)   Remaining unpaid Class M-1 Interest
            Deficiency Amount                      .00

     (32)   Amount Applied to:
            a.Unpaid Class M-1 Interest Shortfall  .00             0

     (33)   Remaining:
            a.Unpaid Class M-1 Interest Shortfall  .00             0

B.          Principal
     (34)   Formula Principal Distribution Amount
            a.    Scheduled Principal              .00            N/A
            b.    Principal Prepayments            .00            N/A
            c.    Liquidated Contracts             .00            N/A
            d.    Repurchases                      .00            N/A

     (35)   Class M-1 Principal Balance       33,470,000.00  1000.00000000
     (35a)  Class M-1 Pool Factor                1.00000000

     (36)   Class M-1 Percentage for such Remittance
            Date                                       .00%

     (37)   Class M-1 Principal Distribution:
       a.  Class M-1 (current)                          .00     0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                         .00

(38)   Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                             .00

(39)   Class M-1 Percentage for the following
       Remittance Date                                 .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 7

                              CUSIP#'S  393505-MH2, MJ8
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 8/15/96

                                                  Total $      Per $1,000
                                                  Amount        Original
                                                -----------  --------------
  Class B1 Certificates
  ---------------------
  (1)   Amount Available less the Class A
        Distribution Amount and Class M-1
        Distribution amount (including Monthly
        Servicing Fee)                           988,505.56

  (2)   Class B-1 Remittance Rate (7.70% unless
        Weighted Average Contract Rate is
        below 7.70%)                                  7.70%

  (3)   Aggregate Class B1 Interest               95,447.92      6.41666689

  (4)   Amount applied to Unpaid Class
        B1 Interest Shortfall                           .00             .00

  (5)   Remaining unpaid Class B1
        Interest Shortfall                              .00             .00

  (6)   Amount applied
        to Class B1 Interest
        Deficiency Amount                               .00

  (7)   Remaining Unpaid Class B-1 Interest
        Deficiency Amount                               .00

  (8)   Unpaid Class B1 Principal Shortfall
        (if any) following prior Remittance Date        .00

 (8a)   Class B Percentage for such Remittance Date     .00

  (9)   Current Principal (Class B Percentage of
        Formula Principal Distribution Amount)          .00

(10a)   Class B1 Principal Shortfall                    .00

(10b)   Unpaid Class B1 Principal Shortfall             .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8,05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 8

                              CUSIP#'S  393505-MH2, MJ8
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 8/15/96

                                                  Total $       Per $1,000
                                                  Amount         Original
                                                -----------   --------------
(11)      Class B Principal Balance            29,758,810.00

(12)      Class B1 Principal Balance           14,875,000.00

 Class B2 Certificates
 ---------------------
(13)      Remaining Amount Available              893,057.64

(14)      Class B-2 Remittance Rate (8.05%
          unless Weighted Average Contract
          Rate is less than 8.05%)                     8.05%

(15)      Aggregate Class B2 Interest              99,845.56      6.70833342

(16)      Amount applied to Unpaid Class
          B2 Interest Shortfall                          .00             .00

(17)      Remaining Unpaid Class B2
          Interest Shortfall                             .00             .00

(18)      Unpaid Class B2 Principal Shortfall
          (if any) following prior Remittance
          Date                                           .00

(19)      Class B2 Principal Liquidation Loss Amount     .00

(20)      Class B2 Principal (zero until Class
          B1 paid down; thereafter, Class B
          Percentage of Formula Principal
          Distribution Amount)                           .00

(21)      Guarantee Payment                              .00

(22)      Class B2 Principal Balance           14,883,810.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 9

                              CUSIP#'S  393505-MH2, MJ8
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 8/15/96

                                                  Total $      Per $1,000
                                                  Amount        Original
                                                -----------  --------------
(23)      Monthly Servicing Fee (Deducted from
          Certificate Account balance to arrive at
          Amount Available if the Company or Green
          Tree Financial Corporation is not the
          Servicer; deducted from funds remaining
          after payment of Class A Distribution
          Amount, Class M-1 Distribution Amount,
          Class B-1 Distribution Amount and Class
          B-2 Distribution Amount; if the Company
          or Green Tree Financial Corporation is
          the Servicer)                          152,577.31

(24)   Class C Residual Payment                  640,634.77

(25)   Class M-1 Interest Deficiency on such
       Remittance Date                                  .00

(26)   Class B-1 Interest Deficiency on such
       Remittance Date                                  .00

(27)   Repossessed Contracts                     227,231.81

(28)   Repossessed Contracts Remaining
       in Inventory                              246,509.08

(29)   Weighted Average Contract Rate               9.92709

                                     GTFC
                                    1996-3
                                   July 1996
                              Defaulted Contracts


Estimated

                                                                 Loss At
        Account#    Principal     Interest       Amount         Sale Date
        --------    ----------    --------     ----------      -----------
        90324630    30,936.10      191.54      31,127.64        3,853.44
        94303541    19,741.66      122.23      19,863.89       (4,001.25)

        TOTALS     $50,677.76     $313.77     $50,991.53       $ (147.81)
                   ==========     =======     ==========       ==========